Exhibit 10.26

ZSPACE, INC.

CONVERSION AND LOAN TERMINATION AGREEMENT

This Conversion and Amendment Agreement (this “Agreement”) is entered into effective as of December 30, 2023 (the “Effective Date”), by and between zSpace, Inc., a Delaware corporation (the “Company”), and Kuwait Investment Authority, a Kuwaiti public authority established under Kuwaiti Law No. 47/1982 for the purpose of managing, in the name and for the account of the Government of the State of Kuwait, the investments of the State of Kuwait, and having its registered office at Block 1, Street 201, Sharq, P.O. Box 64, Safat, 13001, Kuwait City, Kuwait (“KIA”).

RECITALS

A.      On February 13, 2019, the Company issued that certain Promissory Note with an aggregate principal amount of Five Million Dollars ($5,000,000.00) to KIA (the “Original KIA Note”).

B.       On December 4, 2020, the Original KIA Note was amended and restated by that certain Amended and Restated Promissory Note (the “KIA Note”), which KIA Note (i) has a principal amount outstanding of $5,000,000.00 as of the Effective Date (the “Principal Amount”), (ii) is subordinated to certain other Company indebtedness, (iii) accrues interest at a rate of 2.75% per annum from the issue date of the Original KIA Note, and (iv) provides for the payment of a Premium Amount (as defined therein) of $7,500,000 (the “Repayment Premium”) when repaid in certain circumstances.

C.        Pursuant to the terms of that certain Amendment and Conversion Agreement dated May 16, 2022 (“2022 KIA Agreement”), $8,061,678 of the balance under the KIA Note (which amount represented the Repayment Premium plus the interest on the Principal Amount through March 15, 2023) was converted into 8,062 shares of the Company’s Non-Convertible Non-Voting Preferred Stock on August 12, 2022 (the “2022 Conversion”), which shares were reclassified and/or exchanged into 7,500 shares of the Company’s Non-Convertible Non-Voting Preferred Stock 1 (the “NCNV Preferred Stock 1”) and 562 shares of the Company’s Non-Convertible Non Voting Preferred Stock 2 (the “NCNV Preferred Stock 2”) on or prior to the Effective Date. The 2022 KIA Agreement also contemplated a PIPE Investment (as defined therein), but that PIPE Investment will not occur in accordance with the terms of the 2022 KIA Agreement.

D.       As of the Effective Date, the total balance outstanding under the KIA Note, after accounting for the 2022 Conversion, is $5,189,863.01 (the “Balance”), which amount includes the Principal Amount and other interest thereunder.

E.        It is the intent of the parties hereto that the Balance convert into fully paid and nonassessable shares of the NCNV Preferred Stock 2 pursuant to the terms and conditions set forth in this Agreement and enter into this Agreement in furtherance thereof.

F.        The KIA Note provides that none of its terms or provisions may be excluded, modified or amended except by a written instrument duly executed on behalf of KIA, expressly referring to the KIA Note and setting forth the provision so excluded, modified or amended, and the Company and KIA further agreed not to amend the terms of the KIA Note without the consent of bSpace Investments Limited (“bSpace”) and dSpace Investments Limited (“dSpace”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and representations hereinafter set forth, the parties hereto agree as follows:

1.           Conversion of Balance. Notwithstanding the provisions of the KIA Note, and effective immediately on the Effective Date, the entire Balance is hereby automatically cancelled and converted into 5,190 shares of the NCNV Preferred Stock 2 (the “Conversion” and such shares, the “Conversion Shares” and the Balance is hereby reduced to zero dollars ($0), in each case, without any further action on the part of the Company, KIA, bSpace or dSpace. As soon as practicable following the Conversion, the Company will issue to KIA an electronic stock certificate for the Conversion Shares issued in connection with the Conversion (with applicable legends as set forth below and as may be required under applicable securities laws and/or agreements between KIA and the Company) and the Conversion Shares issued in connection with the Conversion will be validly issued, fully paid and nonassessable.

2.           Acknowledgments; Waiver; Consent. In connection with the Conversion contemplated hereby (and with acknowledgement to the completion of the 2022 Conversion), and effective immediately upon the Effective Date, (i) all of the Company’s obligations and liabilities under the KIA Notes hereby are discharged and released in full without any further action on the part of the Company, KIA, bSpace or dSpace, (ii) KIA is not entitled to any further consideration in respect of the KIA Note, (iii) the KIA Note is hereby amended in any and all ways necessary to be consistent with this Agreement, and each of bSpace and dSpace hereby agrees to and acknowledges such amendments, (iv) the KIA Note hereby is terminated, cancelled and extinguished and of no further force or effect, (v) any security interest granted to KIA under the KIA Note is terminated automatically without any further action on the part of the Company or KIA, (vi) the Company is authorized to take any and all actions to evidence the termination of the security interest described in clause (v) hereof, (vii) KIA will execute and deliver, or cause to be executed and delivered all such documents and/or instruments, and will take or cause to be taken such further or other action as is reasonably necessary or desirable in order to carry out the intent and purpose of clause (v) hereof, (viii) KIA waives any rights to notice, consent, deliverables or other procedural requirements under the KIA Note whether related to the Conversion or otherwise, and (ix) it is confirmed and acknowledged by KIA that the representations, warranties, covenants and acknowledgements made in this Agreement are made with the intention that they may be relied upon by the Company in determining KIA’s eligibility to purchase the Conversion Shares under applicable securities laws.

3.           Representations of KIA.

(a)  Securities Law Representations. KIA represents, as of the Effective Date that:

(i)           Purchase for Own Account. The Conversion Shares are being acquired for investment for KIA’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and KIA has no present intent to sell, grant any participation in, or otherwise distribute the same.

(ii)          Investment Experience. KIA understands that the purchase of the Conversion Shares involves substantial risk. KIA (i) has experience as an investor in securities of private companies that are similar to the Company and acknowledges that KIA is able to fend for itself, can bear the economic risk of KIA’s investment in the Conversion Shares and has such knowledge and experience in financial or business matters that KIA is capable of evaluating the merits and risks of this investment in the Conversion Shares and protecting its own interests in connection with this investment, and (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables KIA to be aware of the character, business acumen and financial circumstances of such persons.

(iii)         Accredited Investor Status. KIA is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(iv)         Restricted Securities. KIA understands that the Conversion Shares are characterized as “restricted securities” under the Securities Act, and Rule 144 promulgated thereunder inasmuch as they will be acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, the Conversion Shares may be resold without registration under the Securities Act only in certain limited circumstances. KIA is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. KIA understands that the Company is under no obligation to register any of the Conversion Shares. KIA understands that no public market now exists for any of the Conversion Shares and that it is uncertain whether a public market will ever exist for the Conversion Shares.

(v)          No Solicitation. At no time was KIA presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Conversion Shares.

(vi)         Foreign Investors. KIA has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offer, sale and purchase of the Conversion Shares and the transactions contemplated by this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Conversion Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Conversion Shares. KIA’s purchase of and continued beneficial ownership of the Conversion Shares will not violate any applicable securities or other laws of KIA’s jurisdiction.

(vii)          Foreign Investment Regulations. KIA represents that any consideration to be transferred for Conversion Shares pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a United States embargo or other economic sanction and that no consideration to be paid for the Conversion Shares in accordance with this Agreement will provide the basis for liability for any person under United States anti-money laundering laws or economic sanctions laws. KIA further represents that neither KIA nor any of its nominees or affiliates is on the specially designated OFAC list or similar European Union watch list.

(viii)         Legends. KIA understands and agrees that the certificates evidencing the Conversion Shares will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Amended and Restated Certificate of Incorporation or the Company’s bylaws, or by any agreement between the Company and KIA:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

The legend set forth above shall be removed by the Company from any certificate evidencing the Conversion Shares upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the Conversion Shares or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Conversion Shares. The Company may impose stop-transfer instructions on the Conversion Shares in accordance with the foregoing restrictions.

(b) Authority; Binding Effect. By signing below, both parties agree and acknowledge that such party (i) has all requisite power, right and authority to enter into this Agreement and to consummate each of the transactions contemplated hereby, (ii) has duly taken, or will take at the applicable time, all corporate or other entity actions necessary to authorize the transactions contemplated by this Agreement, and (iii) the persons executing and delivering this Agreement on behalf of each party are duly authorized to do so. Other than as expressly contemplated hereby, neither KIA nor the Company has assigned any of its rights or obligations under the KIA Note, including with respect to payment of the Balance.

 4.          Taxes.

(a) Withholding. KIA acknowledges that the Conversion, or a portion thereof, constitutes a payment of interest for U.S. federal income tax purposes that is potentially subject to withholding tax and, as such, KIA has delivered to the Company, on or prior to the Effective Date, IRS Form W-8EXP and any other forms reasonably requested by the Company to demonstrate an adequate exemption from such withholding requirement. In reliance on such forms, the Company agrees not to withhold any taxes in relation to the Conversion except as otherwise required by applicable law, and the Company agrees to provide KIA with prior written notice should the Company conclude that any such tax is required to be withheld under applicable law.

(b) Other Consequences. KIA has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. KIA has relied solely on such advisors and (except with regard to withholding taxes, as provided in Section 4(a)) KIA has not relied on any statements or representations of the Company, the Company’s counsel, or any of the Company’s agents regarding the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. KIA understands that it (and not the Company) will be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.           Condition to Performance of Obligations. Unless waived by the applicable party to which such condition is owed, the obligations of the parties under this Agreement are subject to (i) each of the representations and warranties made by each party hereto in Section 3 being true and complete on the Effective Date, (ii) execution and delivery by KIA of any consents and agreement(s) reasonably requested in order to effect the Conversion, and (iii) delivery by KIA and the Company, as applicable, of the forms referenced in Section 4 hereof. Promptly following the Conversion, KIA shall authorize, execute and deliver, or cause to be executed and delivered, in each case at the sole expense of the Company, releases, termination statements, certificates, instruments, notices, filings, registrations or other documents, as the Company or its designees may from time to time reasonably request, to effectuate, or reflect on public record, the termination of the KIA Note and the release and discharge of any liens, security interests and other rights in favor of the KIA in connection therewith.

6.           Consent of bSpace and dSpace. By its signature below, each of bSpace and dSpace hereby acknowledges and consents and agrees to the transactions contemplated hereby for all purposes, including, without limitation, for the purpose of satisfying the consent requirement in the KIA Note and waiving any restrictions imposed by the Subordination Agreement dated December 4, 2020.

7.           General Provisions.

(a)        Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. This Agreement is not assignable by KIA without the prior written consent of the Company.

(b)         Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

(c)         Further Assurances. KIA, the Company, bSpace and dSpace will execute and deliver, or cause to be executed and delivered all such documents and/or instruments, and will take or cause to be taken such further or other action as is reasonably necessary or desirable in order to carry out the intent and purpose of this Agreement.

(d)        Enforceability. In case any provision of this Agreement is declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(e)         Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” will mean “sections” in this Agreement

(f)          Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. In the event of a conflict between this Agreement and the KIA Note or between this Agreement and the 2022 KIA Agreement, this Agreement shall govern.

(g)         Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the Company and KIA and acknowledged by bSpace and dSpace. No amendment or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this Subsection will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement will constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein will constitute a subsequent waiver of such provision or of any other provision herein, nor will it constitute the waiver of any performance other than the actual performance specifically waived.

(h)         Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together will constitute one and the same agreement.

(i)          Electronic Signatures. Signature pages may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any signature page so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j)          RELEASE OF CLAIMS. FOR AND IN CONSIDERATION OF KIA’S AGREEMENTS CONTAINED HEREIN, THE COMPANY, TOGETHER WITH ITS, SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES KIA AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE KIA NOTE, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS ANY RELEASED PARTIES, THE KIA NOTE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.”

[Signature Page Follows]

In Witness Whereof, the undersigned have executed this Conversion and Loan Termination Agreement as of the Effective Date.

COMPANY:

zSpace, Inc.

By:	/s/ Paul Kellenberger
Name:	Paul Kellenberger
Title:	Chief Executive Officer

KIA:

KUWAIT INVESTMENT AUTHORITY, a Kuwaiti public authority established under Kuwaiti Law No. 47/1982 for the purpose of managing, in the name and for the account of the Government of the State of Kuwait, the investments of the State of Kuwait, and having its registered office at Block 1, Street 201, Sharq, P.O. Box 64, Safat, 13001 Kuwait City, Kuwait.

By:	/s/ Hadeel F. Boukhadour
Name:	Hadeel F. Boukhadour
Title:	Director, Private Equity, Alternative Investments

AGREED AND ACKNOWLEDGED BY: dSpace Investments Limited

By:
Name:	Pankaj Gupta
Title:	Authorized Signatory

bSpace Investments Limited

By:
Name:
Title:

By:
Name:
Title:

Signature Page to zSpace, Inc. Conversion and Loan Termination Agreement